UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 10, 2019

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2019, the board of directors of WD-40 Company designated Rae Ann Partlo to serve as the Company’s Principal Accounting Officer effective immediately. Ms. Partlo, age 55, will continue to serve in her current role as Vice President, Corporate Controller, a position she has held since December 2013. Ms. Partlo has been employed with the Company since January 2010 and initially served as its SEC Reporting Manager. Prior to joining the Company, Ms. Partlo had spent over 20 years in financial reporting and accounting positions of increasing responsibility and she most recently served as Vice President, Corporate Controller and Chief Accounting Officer for Cymer, Inc from 2003 until 2010. Jay Rembolt, the Company’s current Vice President, Finance, Treasurer and Chief Financial Officer, was previously designated as the Company’s Principal Accounting Officer.

Item 5.07.Submission of Matters to a Vote of Security Holders

On December 10, 2019, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in San Diego, California. At the Annual Meeting, the holders of 12,417,764 shares of common stock, which represents approximately 91% of the outstanding shares entitled to vote as of the record date of October 15, 2019, were represented in person or by proxy. The proposals are described in more detail in the Company’s Proxy Statement. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.Election of Directors: The Company’s stockholders elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Daniel T. Carter	10,265,202	59,932	2,092,630
Melissa Claassen	10,260,138	64,996	2,092,630
Eric P. Etchart	10,238,989	86,145	2,092,630
Trevor I. Mihalik	10,287,027	38,107	2,092,630
David B. Pendarvis	10,251,846	73,288	2,092,630
Daniel E. Pittard	10,276,831	48,303	2,092,630
Garry O. Ridge	10,220,849	104,285	2,092,630
Gregory A. Sandfort	10,295,320	29,814	2,092,630
Anne G. Saunders	10,292,037	33,097	2,092,630
Neal E. Schmale	10,009,472	315,662	2,092,630

2.Advisory Vote to approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,001,161	280,932	43,041	2,092,630

3.Ratification of Appointment of Independent Auditor: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstain
11,834,121	566,461	17,182

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 13, 2019	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer